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                                                                   Exhibit 10.38

                           INDEMNIFICATION AGREEMENT

        THIS INDEMNIFICATION AGREEMENT is made as of the 17th day of September, 1998 by and between Burlington Northern Santa Fe Corporation, a Delaware corporation (the "Company"), and the undersigned (the "Indemnitee" and, together with other persons who may execute similar agreements, the "Indemnitees").

        The Indemnitee currently is and in the future may be serving in one or more capacities as a director or officer of the Company or, at the request of the Company, as a director, officer, employee, agent, fiduciary, or trustee of, or in a similar capacity for, another corporation, partnership, joint venture, trust, employee benefit plan, or other entity, and in so doing is and will be performing a valuable service to or on behalf of the Company. The Board of Directors of the Company has determined that, in order to attract and retain qualified individuals, the Company will supplement the Company's liability insurance for officers and directors and the protection provided by the Company's By-Laws by providing the contractual assurances herein contained. The Indemnitee is willing to continue to serve and to undertake such additional duties and responsibilities for and on behalf of the Company as may be agreed to on the condition that [he] [she] be indemnified contractually by the Company. As an inducement to the Indemnitee to continue to serve the Company, and in consideration for such continued service, the Company has therefore agreed to indemnify the Indemnitee and to advance certain expenses upon the terms set forth herein.

        In consideration of the promises and mutual covenants contained herein, and intending to be legally bound hereby, the Company and the Indemnitee agree as follows:

     1. Indemnification
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        (a) Except as provided in Sections 3 and 5 hereof, the Company shall indemnify the Indemnitee to the full extent permitted by law against any Liability incurred by or assessed against the Indemnitee in connection with any Proceeding in which the Indemnitee may be involved, as a party, a witness or otherwise, by reason of the fact that the Indemnitee is or was serving in any Official Capacity held now or in the future, including, without limitation, any Liability resulting from actual or alleged breach or neglect of duty, error, misstatement, misleading statement, omission, negligence, act giving rise to strict or product liability, act giving rise to liability for environmental contamination, or other act or omission, whether occurring prior to or after the date of this Agreement. As used in this Agreement:

            (1) "Liability" means any damage, judgment, amount paid in settlement, fine, penalty, punitive damage, or expense of any nature (including attorney's fees and expenses);




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            (2) "Proceeding" means any threatened, pending, or completed action, suit, appeal, arbitration, or other proceeding of any nature, whether civil, criminal, administrative, or investigative, whether formal or informal, and whether brought by or in the right of the Company, a class of its security holders, or any other party; and

            (3) "Official Capacity" means service to the Company as director or officer or, at the request of the Company, as a director, officer, employee, agent, fiduciary, or trustee of, or in a similar capacity for, another corporation, partnership, joint venture, trust, employee benefit plan (including a plan qualified under the Employee Retirement Income Security Act of 1974), or other entity.

        (b) Notwithstanding Section 1(a) hereof, except for a Proceeding brought pursuant to Section 5(e) of this Agreement, the Company shall not indemnify the Indemnitee under this Agreement for any Liability incurred in a Proceeding initiated by the Indemnitee unless the Proceeding is authorized, either before or after commencement of the Proceeding, by the majority vote of a quorum of the Board of Directors of the Company. An affirmative defense or counterclaim of an Indemnitee shall not be deemed to constitute a Proceeding initiated by the Indemnitee.

     2. Agreement to Serve and to Cooperate with the Company in any Proceeding.
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The Indemnitee agrees to serve or continue to serve for or on behalf of the
Company in each Official Capacity held now or in the future for so long as the Indemnitee is duly elected or appointed or until such time as the Indemnitee tenders a resignation in writing [for outside Directors - or such service is otherwise terminated pursuant to the Company's Certificate of Incorporation, By-Laws or the Delaware General Corporation Law]. [For officers - This Agreement shall not be deemed an employment contract between the Company or any of its subsidiaries and any Indemnitee who is an employee of the Company or any of its subsidiaries. The Indemnitee specifically acknowledges that the Indemnitee's employment with the Company or any of its subsidiaries, if any, is at will, and that the Indemnitee may be discharged at any time for any reason, with or without cause, except as may be otherwise provided in any written employment contract between the Indemnitee and the Company or any of its subsidiaries, or other applicable formal severance policies duly adopted by the board of directors of the Indemnitee's employer.] The Indemnitee also agrees to cooperate with the Company in connection with the investigation, prosecution or defense of any proceeding for which indemnification or the advancement of expenses may be claimed hereunder. The foregoing notwithstanding, this Agreement shall continue in force after the Indemnitee has ceased to serve in any Official Capacity for or on behalf of the Company or any of its subsidiaries with respect to claims based on matters occurring before the Indemnitee ceased to serve in any Official Capacity.

     3. Exclusions.
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        (a) The Company shall not be liable under this Agreement to make any payment in connection with any Liability incurred by the Indemnitee:

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            (1) to the extent payment for such Liability is made to or on behalf of the Indemnitee under an insurance policy obtained by the Company;

            (2) to the extent payment is made to or on behalf of the Indemnitee for such Liability by the Company under its Certificate of Incorporation, By-Laws, the Delaware General Corporation Law, or otherwise than pursuant to this Agreement;

            (3) to the extent such Liability is determined in a final judgment pursuant to Section 5(e) hereof to be based upon or attributable to the Indemnitee gaining any personal profit or advantage to which such Indemnitee was not legally entitled;

            (4) for any claim by or on behalf of the Company for recovery of profits resulting from the purchase and sale or sale and purchase by such Indemnitee of equity securities of the Company pursuant to Section 16(b) of the Securities Exchange Act of 1934, as amended;

            (5) for which the conduct of the Indemnitee has been determined in a final judgment pursuant to Section 5(e) hereof to constitute bad faith or active and deliberate dishonesty, in either such case material to the cause of action or claim at issue in the Proceeding; or

            (6) to the extent such indemnification has been determined in a final judgment pursuant to Section 5(e) hereof to be unlawful.

        (b) No act, omission, liability, knowledge, or other fact of or relating to any other person, including any other person who is also an Indemnitee, shall be imputed to the Indemnitee for the purposes of determining the applicability of any exclusion set forth herein.

        (c) The termination of a proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not, of
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itself, create a presumption that the Indemnitee is not entitled to indemnification under this Agreement.

     4. Advancement of Expenses. The Company shall pay any Liability in the
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nature of an expense (including attorneys' fees and expenses) incurred in good faith by the Indemnitee in advance of the final disposition of a Proceeding within twenty days of receipt of a demand for payment by the Indemnitee, and the Indemnitee undertakes to repay any such amount if it shall ultimately be determined pursuant to Section 5(e) hereof that the Indemnitee is not entitled to be indemnified by the Company pursuant to this Agreement. The financial ability of the Indemnitee to repay an advance shall not be a prerequisite to the making of such advance.

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     5. Indemnification Procedure.
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        (a) The Indemnitee shall notify promptly the Secretary of the Company of the commencement of any Proceeding or the occurrence of any event which might give rise to a Liability under this Agreement, but the failure to so notify the Company shall not relieve the Company of any obligation which it may have to the Indemnitee under this Agreement or otherwise.

        (b) The Company shall be entitled, upon notice to the Indemnitee, to assume the defense of any Proceeding with counsel reasonably satisfactory to the Indemnitee involved in such Proceeding or, if there be more than one Indemnitee involved in such Proceeding, to a majority of the Indemnitees involved in such Proceeding. The foregoing notwithstanding, the Indemnitee may elect to retain separate counsel to participate in the defense of such Proceeding and the fees and expenses of such separate counsel shall be borne by Indemnitee unless; (i) the engagement of separate counsel shall have been authorized by the Company, or
(ii) the Company shall not in fact have employed counsel reasonably satisfactory to such Indemnitee or to the majority of Indemnitees if more than one is involved, to assume the defense of such Proceeding.

        (c) The Company shall not be required to obtain the consent of the Indemnitee to the settlement of any Proceeding which the Company has undertaken to defend if the Company assumes full and sole responsibility for such settlement and the settlement grants the Indemnitee a complete and unqualified release in respect of the potential Liability. The Company shall not be liable for any amount paid by an Indemnitee in settlement of any Proceeding unless the Company has consented to such settlement, which consent shall not be unreasonably withheld.

        (d) In the event that a claim for indemnification against liabilities arising under the Securities Act of 1933 (the "Act") (other than the payment by the Company of expenses incurred or paid by a director, officer, or controlling person of the Company in the successful defense of any action, suit, or proceeding) is asserted by a director, officer, or controlling person in connection with securities being registered under the Act, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of competent jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

        (e) If a claim under Section 1 of this Agreement is not paid in full by the Company within sixty days after a written claim has been received by the Company, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty days, the Indemnitee may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim and, to the extent successful in whole or in part, the Indemnitee shall also be entitled to be paid the expense of prosecuting such suit. Any suit by the Indemnitee under this Agreement must be brought in the Delaware Court of Chancery. The Indemnitee shall be presumed to be entitled to indemnification under this Agreement upon submission of a written

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claim, and thereafter the Company shall have the burden of proof to overcome the presumption that the Indemnitee is not so entitled. Neither the failure of the Company (including its Board of Directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the Indemnitee is proper in the circumstances nor any actual determination by the Company (including its Board of Directors, independent legal counsel or its stockholders) that the Indemnitee is not entitled to indemnification shall be a defense to the suit or create a presumption that the Indemnitee is not so entitled except to the extent required by law.

        (f) Upon a payment under this Agreement to the Indemnitee with respect to any Liability, the Company shall be subrogated to the extent of such payment to all of the rights of the Indemnitee to recover against any person with respect to such Liability, and the Indemnitee shall execute all document and instruments required and shall take such other actions as may be necessary to secure such rights, including the execution of such documents as may be necessary for the Company to bring suit to enforce such rights.

     6. Non-Exclusivity. The rights granted to the Indemnitee pursuant to this
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Agreement shall not be deemed exclusive of any other rights to which the
Indemnitee may be entitled under statute, the provisions of any certificate of incorporation, by-laws, or agreement, a vote of stockholders or directors, or otherwise, both as to action in an Official Capacity and in any other capacity.

     7. Reliance on Provisions. The Indemnitee shall be deemed to be acting in
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any Official Capacity in reliance upon the rights of indemnification provided by this Agreement Without limiting the generality of the foregoing, the Company and the Indemnitee acknowledge the existence of Article X of the Company's By-Laws, and confirm that the Indemnitee is also acting in reliance thereon.

     8. Severability and Reformation. Any provision of this Agreement which is
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determined to be invalid or unenforceable in any jurisdiction or under any circumstances shall be ineffective only to the extent of such invalidity or unenforceability and shall be deemed reformed to the extent necessary to conform to the applicable law of such jurisdiction and still give maximum effect to the intent of the parties hereto. Any such determination shall not invalidate or render unenforceable the remaining provisions hereof and shall not invalidate or render unenforceable such provision in any other jurisdiction or under any other circumstances.

     9. Notices. Any notice, claim, request, or demand required or permitted
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hereunder shall be in writing and shall be deemed given if delivered personally or sent by facsimile or by registered or certified mail, first class, postage prepaid: (i) if to the Company, to Burlington Northern Santa Fe Corporation, _________________, Attention: Secretary, or (ii) if to any Indemnitee, to the address of such Indemnitee listed on the signature page hereto, or to such other address as any party hereto shall have specified in a notice duly given in accordance with this Section 10.

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     10. Amendments; Binding Effect. No amendment, modification, termination, or
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cancellation of this Agreement shall be effective unless signed in writing by the Company and the Indemnitee. This Agreement shall be binding upon the Company and its successors and assigns and shall inure to the benefit of the Indemnitee's heirs, executors, administrators, and personal representatives.

     11. Governing Law. This Agreement shall be governed by and construed in
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accordance with the laws of the State of Delaware, without regard to the conflict of laws provisions thereof.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first set forth above.


                                                BURLINGTON NORTHERN SANTA FE
                                                   CORPORATION


                                                By: _______________________
                                                Name: Robert D. Krebs
                                                      Chairman, President & CEO


Attest:


_____________________
[Assistant] Secretary


                                                Indemnitee



                                                ____________________________
                                                Name:
                                                Address:

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